--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               -----------------


       Date of Report (Date of earliest event reported):   May 13, 2003

                            Terra Industries, Inc.
            (Exact name of registrant as specified in its charter)

                 Maryland          0-8520          52-1145429
              (State or other (Commission File    (IRS Employer
              jurisdiction of     Number)      Identification No.)
              incorporation)

                                 Terra Centre
                       600 Fourth Street, P.O. Box 6000
                          Sioux City, Iowa 51102-6000
         (Address of principal executive offices, including zip code)

                                (712) 277-1340
                        (Registrant's telephone number)

--------------------------------------------------------------------------------

Item 5. Other Events

Effective January 1, 2003, Terra Industries Inc. ("Terra"), adopted Statement of Financial Standards No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13 and Technical Corrections" to the financial information filed with our Form 10-K filing for the year ended December 31, 2002. Application of this statement reclassifies an extraordinary loss on early retirement of debt for the year ending December 31, 2001 to continuing operations.

Terra is filing this Form 8-K to enable investors to compare the previous years' financial reporting to that including application of FASB Statement No. 145. Application of this statement does not affect consolidated operating revenues or net income, but does affect the 2001 reporting of financial information listed below.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit Number Description

    23.1           Consent of Deloitte & Touche LLP

    99.1           Financial information described in Item 5 above.


                                Table of Contents

                                                                            Page
                                                                            ----
Updated information for the year ended December 31, 2002:

Consolidated Statements of Operations                                         4
Consolidated Statements of Cash Flows                                         5
Notes to Consolidated Financial Statements -
    Note 1.  Summary of Significant Accounting Policies                       6
    Note 3.  Earnings Per Share                                               9
    Note 19. Income Taxes                                                    10
    Note 21. Guarantor Subsidiaries                                          12
    Note 25. Subsequent Event - Adoption of SFAS No. 145                     20

Independent Auditors' Report                                                 21
Financial Summary                                                            22

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TERRA INDUSTRIES, INC.


                                              By: /S/  MARK A. KALAFUT
                                                  ------------------------------
                                                  Vice President, General
                                                  Counsel and Corporate
                                                  Secretary

Date: May 13, 2003


                                      3